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                                                                    EXHIBIT 23.2



                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 24, 1995 appearing on page 30 of Genesco Inc.'s Annual Report on Form 10-K for the year ended January 31, 1995.



/s/ Price Waterhouse LLP

Nashville, Tennessee
September 14, 1995